UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2005

VISANT HOLDING CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	333-112055	90-0207875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Byram Brook Place, Suite 202 Armonk, New York		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 595-8200

JOSTENS HOLDING CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 22, 2005, the Company issued a press release announcing that it had made an optional pre-payment of $63.6 million on its bank term loans.

The Company also announced that effective immediately, Jostens IH Corp. has been renamed Visant Corporation and Jostens Holding Corporation has been renamed Visant Holding Corporation.  The press release is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

99.1	Press Release dated February 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT HOLDING CORP.

Date: February 22, 2005	/s/ Paul B. Carousso
Paul B. Carousso

Vice President, Finance

Exhibit No.	Exhibit

99.1	Press Release dated February 22, 2005.